UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 1, 2014

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

		Page

Item 1.01	Entry into a Material Definitive Agreement	3

Item 2.01	Completion of Acquisition or Disposition of Assets	3

Item 5.02	Departure of Directors or Principal Officers; Appointment of Principal Officers	3

Item 9.01	Financial Statements and Exhibits	4

Signatures		4

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in the Registration Statement on Form S-4 filed by NewBridge Bancorp (“NewBridge”) with the Securities and Exchange Commission on December 23, 2013, the Agreement and Plan of Combination and Reorganization among NewBridge, NewBridge Bank and CapStone Bank, dated November 1, 2013 (the “Agreement and Plan of Combination”) requires, as a condition to closing, that Mr. Patterson enter into a Settlement and Release Agreement and a Continuing Services Agreement. Mr. Patterson and NewBridge Bank executed these agreements, effective as of April 1, 2014. Copies of these agreements are attached as Exhibits 99.1 and 99.2, and incorporated herein by reference.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On April 1, 2014, NewBridge issued a press release announcing the completion of the merger of CapStone Bank with and into NewBridge’s wholly-owned subsidiary, NewBridge Bank, pursuant to the Agreement and Plan of Combination.

A copy of the press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Pursuant to the Agreement and Plan of Combination, NewBridge agreed to appoint Michael S. Patterson, and two other members of CapStone Bank’s board of directors selected by NewBridge, to the Boards of Directors of NewBridge and NewBridge Bank following the closing of the merger of CapStone Bank with and into NewBridge Bank. Additionally, NewBridge agreed, subject to the good faith consideration by its Nominating and Corporate Governance Committee of the selection criteria set forth in its charter, these former directors of CapStone Bank will be nominated for election by the shareholders of NewBridge at the 2014 Annual Meeting of Shareholders and, if so elected, will be appointed to the Board of Directors of NewBridge Bank, and, at a minimum, will continue to be so nominated at the following five Annual Meetings of Shareholders of NewBridge.

Accordingly, on April 1, 2014, the Board of Directors of NewBridge and NewBridge Bank appointed Michael S. Patterson, Robert A. Boyette and Richard A. Urquhart, III, to serve as directors of NewBridge and NewBridge Bank until NewBridge’s 2014 Annual Meeting of Shareholders, or until their respective successors are elected and qualified, or their earlier removal, resignation, death or incapacity. Mr. Patterson has also been appointed to the Executive Committee of the Board of Directors of NewBridge.

Other than their election pursuant to the Agreement and Plan of Combination and Mr. Patterson’s Settlement and Release Agreement and Continuing Services Agreement, described above, there have been no transactions, nor are there any currently proposed transactions, in which NewBridge has or is to be a participant and the amount involved exceeds $120,000 and in which Messrs. Patterson, Boyette or Urquhart had or will have a direct or indirect material interest.

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Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

The following exhibits are being filed herewith:\

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1

Form of Settlement and Release Agreement between NewBridge Bank and Michael S. Patterson, incorporated herein by reference to Exhibit 10.37 of the Registration Statement on Form S-4 filed with the SEC on December 23, 2013 (SEC File No. 333-193045).

99.2

Form of Continuing Services Agreement between NewBridge Bank and Michael S. Patterson, incorporated herein by reference to Exhibit 10.36 of the Registration Statement on Form S-4 filed with the SEC on December 23, 2013 (SEC File No. 333-193045).

99.3	Press Release issued by NewBridge Bancorp, dated April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2014	NEWBRIDGE BANCORP

	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.3	Press Release issued by NewBridge Bancorp, dated April 1, 2014.

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